SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 15, 1996
                        (Date of earliest event reported)



                            LAWYERS TITLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      0-13990                  54-1589611
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

            6630 West Broad Street                       23230
              Richmond, Virginia                       (Zip Code)
   (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 281-6700







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Item 5.  Other Events.

         The press release issued by the Registrant on November 15, 1996 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                  99 Press release issued by the Registrant on November 15, 1996.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAWYERS TITLE CORPORATION
                                                 (Registrant)



Date:  November 22, 1996                By:      /s/ G. William Evans
                                            ----------------------------------
                                                 G. William Evans
                                                 Vice President and Treasurer






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                                  EXHIBIT INDEX


Exhibit No.      Description

99               Press release issued by the Registrant on November 15, 1996.